UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021 (May 5, 2021)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Note Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On May 5, 2021, EQT Corporation, a Pennsylvania corporation (“Buyer Parent”), and its wholly owned subsidiary, EQT Acquisition HoldCo LLC, a Delaware limited liability company (the “Buyer” and, together with Buyer Parent, the “EQT Parties”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Alta Resources Development, LLC, a Delaware limited liability company (the “Seller”), Alta Marcellus Development, LLC, a Delaware limited liability company (“ARD Marcellus”) and ARD Operating, LLC, a Delaware limited liability company (“ARD Operating” and, together with the Seller and ARD Marcellus, the “Alta Parties”), pursuant to which the Seller agreed to sell all of the outstanding equity interests of ARD Marcellus and ARD Operating to the Buyer (the “Transaction”).

The board of directors of Buyer Parent has unanimously approved the Purchase Agreement and the Transaction.

Under the terms and conditions of the Purchase Agreement, the aggregate consideration to be paid to the Seller in the Transaction will consist of $1.0 billion in cash and 105,306,346 shares of Buyer Parent common stock (the “Stock Consideration”), which shares have an aggregate dollar value equal to $1.925 billion based on the volume weighted average sales price as traded on the New York Stock Exchange of such shares calculated for the thirty trading day period ending on May 5, 2021.

The Purchase Agreement provides that the closing of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including, among others, (a) the accuracy of the representations and warranties of each party (subject to specified materiality standards), (b) compliance by each party in all material respects with their respective covenants, (c) approval by the holders of a majority of the outstanding shares of Buyer Parent’s common stock present or represented by proxy at a special meeting of Buyer Parent’s shareholders (the “Buyer Parent Shareholder Approval”) of the issuance of the Stock Consideration, and (d) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The Buyer Parent Shareholder Approval is necessary to issue the Stock Consideration to the Seller.

The Alta Parties and the EQT Parties have made customary representations and warranties in the Purchase Agreement. The Purchase Agreement also contains customary covenants and agreements, including covenants and agreements relating to (a) the conduct of the Alta Parties’ and the EQT Parties’ businesses during the period between the execution of the Purchase Agreement and closing of the Transaction and (b) the efforts of the parties to cause the Transaction to be completed, including not taking any action to intentionally and materially delay the obtaining of any required governmental approval, including the expiration or termination of the waiting period under the HSR Act.

The Purchase Agreement provides that the Buyer Parent will be subject to certain restrictions on its ability to provide non-public information to third parties and to engage in discussions with third parties regarding alternate transactions, subject to customary exceptions. The Buyer Parent is required to call a meeting of its shareholders to approve the issuance of the Stock Consideration in the Transaction in accordance with the rules and regulations of the New York Stock Exchange and, subject to certain exceptions, to recommend that its shareholders approve such issuance.

The Purchase Agreement also provides for certain termination rights for both the Buyer and Seller, including if the Transaction is not consummated on or before November 1, 2021. Upon termination of the Purchase Agreement under certain circumstances, including, but not limited to, the (a) termination by the Seller in the event of a change of recommendation by the board of directors of Buyer Parent, (b) termination by the Seller because Buyer Parent or its affiliates materially breached its obligations under the Purchase Agreement (including its non-solicitation obligations) or (c) termination by the Buyer or the Seller if an alternative transaction is announced and not withdrawn prior to the Buyer Parent shareholder meeting and Buyer Parent enters into such alternative transaction within six months of termination, Buyer Parent will be obligated to pay the Seller a fee of $146,250,000. In addition, if the Purchase Agreement is terminated by the Buyer or Seller because of a failure of the Buyer Parent shareholders to approve the issuance of the Stock Consideration (other than as a result of a change of recommendation by the board of directors of Buyer Parent), Buyer Parent will be obligated to pay the Seller a fee of $21,937,500.

In connection with, and concurrently with the entry into, the Purchase Agreement, Buyer Parent entered into a debt commitment letter dated May 5, 2021 pursuant to which Bank of America, N.A. an JPMorgan Chase Bank, N.A. have committed, subject to satisfaction of standard conditions, to provide Buyer Parent with an unsecured bridge loan facility in aggregate principal amount of $1.0 billion. Buyer Parent currently intends to finance the Transaction and related fees and expenses with cash on hand, borrowings under its revolving credit facility, through one or more debt capital markets transactions, subject to market conditions and other factors, and, only to the extent necessary, borrowings under the bridge loan facility.

In connection with the closing of the Transaction, Buyer Parent will enter into a registration rights agreement (the “Registration Rights Agreement”) with certain affiliates of the Seller (the “Holders”) that will receive a portion of the Stock Consideration to be issued at the closing of the Transaction (the “Issuance”). Pursuant to the Registration Rights Agreement, among other things, Buyer Parent (a) is required to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 registering for resale the shares of Buyer Parent’s common stock received by the Holders as part of the Issuance and (b) will grant the Holders certain demand and piggyback registration rights. In connection with entering into the Registration Rights Agreement, the Buyer Parent will also enter into a lockup agreement with each Holder (the “Lockup Agreements”), pursuant to which, among other things, each Holder will agree not to sell its portion of the Stock Consideration received in the Issuance for six months following the closing of the Transaction; provided, however, the Holders may sell (i) up to an aggregate of 50% of the Registrable Securities (as defined in the Registration Rights Agreement) pursuant to up two shelf underwritten offerings in the first six months following closing, (ii) no more than 25% of the Registrable Securities in a shelf underwritten offering before the 31st day following closing and before the 90th day following closing and (iii) up to 2,500,000 additional shares of common stock. Buyer Parent will also agree with each Holder not to sell shares of Buyer Parent’s common stock for the first 30 days following the closing of the Transaction. The foregoing descriptions of the Registration Rights Agreement and Lockup Agreements do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the form of Registration Rights Agreement and Lockup Agreement, which are exhibits to the Purchase Agreement and incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Purchase Agreement, (b) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (d) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Buyer Parent’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Buyer Parent that is or will be contained in, or incorporated by reference into, the Buyer Parent’s Proxy Statement, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that Buyer Parent files with the SEC.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement attached hereto as Exhibit 2.1.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 3.02. The Issuance will be completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Important Additional Information Will be Filed with the SEC

This Current Report on Form 8-K (this “Form 8-K”) is being made in respect of the proposed transaction involving the EQT Parties and the Alta Parties. The issuance of the stock consideration for the proposed transaction will be submitted to the shareholders of Buyer Parent for their consideration. Buyer Parent will file with the SEC a proxy statement (the “proxy statement”). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BUYER PARENT, THE ALTA PARTIES, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Buyer Parent through the website maintained by the SEC at www.sec.gov or through Buyer Parent’s website at www.eqt.com.

Participants in the Solicitation

Buyer Parent and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Buyer Parent’s shareholders in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of Buyer Parent in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding Buyer Parent’s directors and executive officers is contained in its Annual Report on Form 10-K for the year ended December 31, 2020 and its Proxy Statement on Schedule 14A, dated April 20, 2021, which are filed with the SEC.

Forward-Looking Statements

This Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements can be identified by words such as “anticipates,” “believes,” “forecasts,” “plans,” “estimates,” “expects,” “should,” “will” or other similar expressions. The forward-looking statements included in this Form 8-K involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Buyer Parent has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently available to Buyer Parent. While Buyer Parent considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond Buyer Parent’s control and which include, but are not limited to, volatility of commodity prices; the costs and results of drilling and operations; access to and cost of capital; uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future; the assumptions underlying production forecasts; the quality of technical data; Buyer Parent’s ability to appropriately allocate capital and other resources among its strategic opportunities; inherent hazards and risks normally incidental to drilling for, producing, transporting and storing natural gas, natural gas liquids and oil; cyber security risks; availability and cost of drilling rigs, completion services, equipment, supplies, personnel, oilfield services and water required to execute Buyer Parent’s exploration and development plans; risks associated with operating primarily in the Appalachian Basin and obtaining a substantial amount of Buyer Parent’s midstream services from Equitrans Midstream Corporation; the ability to obtain environmental and other permits and the timing thereof; government regulation or action; negative public perception of the fossil fuels industry; increased consumer demand for alternatives to natural gas; environmental and weather risks, including the possible impacts of climate change; disruptions to Buyer Parent’s business due to acquisitions and other strategic transactions; and uncertainties related to the severity, magnitude and duration of the COVID-19 pandemic. These and other risks and uncertainties are described under Item 1A, “Risk Factors,” of Buyer Parent’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 17, 2021, as updated by any subsequent Form 10-Qs, and those set forth in other documents Buyer Parent files from time to time with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made, and Buyer Parent does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

2.1*	Membership Interest Purchase Agreement, dated May 5, 2021, by and among Alta Resources Development, LLC, a Delaware limited liability company, Alta Marcellus Development, LLC, a Delaware limited liability company, ARD Operating, LLC, a Delaware limited liability company, EQT Acquisition HoldCo LLC, a Delaware limited liability company, and EQT Corporation, a Pennsylvania corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Annexes, schedules and certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. EQT Corporation hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: May 7, 2021	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President, General Counsel and Corporate Secretary